SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Classic Bancshares, Inc.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5)  Total fee paid:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

(032796DTI)

                                                   June 26, 1998


Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Classic Bancshares, Inc., I cordially invite you to attend the 1998 Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., local time, on July 27, 1998, at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of three directors, the approval of the Company's 1998 Premium Price Stock Option Growth Plan and the ratification of the appointment of the Company's independent auditors. Your Board of Directors unanimously recommends that you vote for each of the nominees named in the enclosed proxy statement, for the approval of the Stock Option Growth Plan and for the appointment of the Company's independent auditors.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on Classic Bancshares, Inc.'s fiscal 1998 financial and operating performance.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Classic Bancshares, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                           Sincerely,

                                           /s/David B. Barbour

                                           David B. Barbour
                                           President and Chief Executive Officer

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 27, 1998


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Classic Bancshares, Inc. ("Classic" or the "Company") will be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky at 3:00 p.m., Ashland, Kentucky time, on July 27, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2.   The approval of the  Company's  1998 Premium Price Stock Option Growth
          Plan;

     3. The ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as the auditors of the Company for the fiscal year ending March 31, 1999;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing items at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 15, 1998 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during its normal business hours of 9:00 a.m. and 4:00 p.m. during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ C. Cyrus Reynolds

                                       C. Cyrus Reynolds
                                       Chairman of the Board





Ashland, Kentucky
June 26, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                            CLASSIC BANCSHARES, INC.
                             344 Seventeenth Street
                             Ashland, Kentucky 41101
                                 (606) 325-4789

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 27, 1998


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Classic Bancshares, Inc. ("Classic" or the "Company"), the parent company of Classic Bank and The First National Bank of Paintsville ("Paintsville Bank") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky on July 27, 1998, at 3:00 p.m., Ashland, Kentucky time, and all adjournments and postponements of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about June 26, 1998.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of three directors, (ii) the approval of the Company's 1998 Premium Price Stock Option Growth Plan (the "Stock Option Growth Plan") and (iii) the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company for the fiscal year ending March 31, 1999.

Vote Required and Proxy Information

     All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes cast. The approval of the Stock Option Growth Plan and the ratification of the appointment of Smith, Goolsby, Artis & Reams, P.S.C. as auditors for the Company both require the affirmative vote of a majority of the votes cast on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Votes withheld (for the election of directors) and broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Classic Bancshares, Inc., 344 Seventeenth Street, Ashland, Kentucky 41101.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on June 15, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,299,590 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company as a group.

                                                                          Shares
                                                                       Beneficially     Percent
                                   Beneficial Owner                        Owned       of Class
                                   ----------------                        -----       --------
Classic Bancshares, Inc. Employee Stock Ownership Plan                    105,800(1)      8.14%
344 Seventeenth Street
Ashland, Kentucky  41101

Charles B. Yates                                                           80,000(2)      6.16
Craig W. Yates
Farmers and Mechanics Bank
3 Sunset Road
Burlington, New Jersey 08016
         and
AFEC, Incorporated
3511 Silverside Road, Suite 105
Wilimington, Delaware 19810

Directors and executive officers of the Company as a group                187,935(3)     14.00
(12 persons)

----------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 22,303 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) As reported by Charles B. Yates, Craig W. Yates and AFEC Incorporated ("AFEC") in a statement as of January 30, 1998 on a Schedule 13D under the Exchange Act. Charles Yates reported sole voting and dispositive power over 26,000 shares, Craig Yates reported sole voting and dispositive power over 20,000 shares and AFEC reported sole voting and dispositive power over 34,000 shares. According to the Schedule 13D, there is no shared voting or dispositive power with respect to any of the shares listed. Craig Yates and Charles Yates are brothers. Craig Yates and Charles Yates together own AFEC, and serve as its Chairman and President, respectively.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, 5,559 shares allocated to the ESOP accounts of the group members, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount reported above also includes 17,190 shares awarded as restricted stock under the Company's 1996 Recognition and Retention Plan (the "RRP") that have vested or will vest within 60 days of June 15, 1998 and 42,956 shares subject to options currently exercisable or which will become exercisable within 60 days of June 15, 1998, awarded under the Company's 1996 Stock Option and Incentive Plan (the "1996 Option Plan").


                       PROPOSAL I - ELECTION OF DIRECTORS


     The Company's Board of Directors is presently composed of ten members. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually. Each member of the Company's Board of Directors has served on the Board since the incorporation of the Company in September 1995, except for Directors Robert L. Bayes and Jeffrey P. Lopez, M.D., each of whom joined the Board in November 1996, and A. Bruce Addington, who joined the Board in April 1998.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                        Shares of Common
                                                                                       Stock Beneficially   Percent
                                                              Director     Term to          Owned at          of
          Name           Age(1)      Position(s) Held         Since (2)    Expire       June 15, 1998(3)     Class
          ----           ------      ----------------         ---------    ------       ----------------     -----
                                                     NOMINEES
C. Cyrus Reynolds          71   Chairman of the Board           1960        2001           14,191(4)         1.10%
David B. Barbour           50   President, Chief Executive      1995        2001           44,871(5)         3.42
                                Officer and Director
Jeffrey P. Lopez, M.D.     39   Director                        1996        2001            1,000            0.08

                                           DIRECTORS REMAINING IN OFFICE
Robert B. Keifer, Jr.      61   Director                        1991        1999              13,166         1.01
David A. Lang              54   Director                        1991        1999              13,166         1.01
Robert L. Bayes            54   Executive Vice President        1996        1999               5,964(6)      0.46
                                 and Director
A. Bruce Addington         44   Director                        1998        1999                 100         0.01
E.B. Gevedon, Jr.          64   Director                        1980        2000              23,166(7)      1.78
Robert A. Moyer, Jr.       52   Director                        1993        2000              13,166         1.01
John W. Clark              56   Director                        1995        2000              21,277         1.63

----------
(1)  At March 31, 1998.

(2)  Prior to December 28, 1995, includes service as a director of Classic Bank.

(3) Includes shares held directly, as well as shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment power. The amount also includes 5,290, 400 and 898 shares awarded as restricted stock under the RRP, which have vested or will vest within 60 days of June 15, 1998, to Mr. Barbour, Mr. Bayes and to each of Messrs. Gevedon, Moyer, Clark, Reynolds, Keifer and Lang, respectively, and 13,224, 2,400, 500 and 2,268 shares subject to options which are currently exercisable or will become exercisable within 60 days of June 15, 1998, awarded under the 1996 Option Plan to Mr. Barbour, Mr. Bayes and Mr. Lopez and to each of Messrs. Gevedon, Moyer, Clark, Reynolds, Keifer and Lang, respectively.

(4)  Includes 1,025 shares held by Mr. Reynolds' spouse.

(5)  Includes 2,885 shares allocated to Mr. Barbour's account under the ESOP.

(6) Includes 860 shares held by Mr. Bayes' spouse and 25 shares held by Mr. Bayes' child living with him. (7) Includes 10,000 shares held by Mr. Gevedon's spouse.

     The business experience of each director of the Company for at least the past five years is set forth below. All directors have held their positions at least five years, except as otherwise indicated. Directors Reynolds, Barbour, Keifer and Gevedon also serve as directors of Classic Bank. Directors Barbour, Bayes and Gevedon also serve as directors of Paintsville Bank.

     C. Cyrus Reynolds. Mr. Reynolds is Chairman of the Board of the Company and Classic Bank, positions he has held since September 1995 and July 1990, respectively. Mr. Reynolds serves as Property Valuation Administrator for Boyd County, Kentucky, an elected office he has held since 1977. From 1960 to 1981, Mr. Reynolds was the owner of Reynolds Insurance Agency, a general lines insurance agency located in Ashland, Kentucky. Mr. Reynolds is a member and former officer of the Ashland Lions Club and has served on various state commissions, including 18 years of service as Chairman of the Boyd County Democratic Party. Mr. Reynolds has also served as Treasurer of the Westwood Christian Church for 40 years.

     David B. Barbour. Mr. Barbour is the President and Chief Executive Officer of the Company and Classic Bank, positions he has held since September 1995 and April 1995, respectively. Prior to joining Classic Bank in March of 1995, Mr. Barbour served as Senior Vice President and Senior Lending Officer of First American Bank, a commercial bank located in Ashland, Kentucky with assets of $225 million. As Senior Vice President and Senior Lending Officer, Mr. Barbour was responsible for the bank's loan portfolio, including the commercial, consumer and real estate lending divisions. Mr. Barbour had been employed by First American Bank since 1977 and held a variety of management positions, including Senior Vice President and Senior Lending Officer since 1989. Mr. Barbour holds the designation of Certified Lender, Business Banking.

     Jeffrey P. Lopez, M.D. Dr. Lopez is President of Ashland Radiation Oncology, Inc. and owner of Tri-State Regional Cancer Center located in Ashland, Kentucky. A native of Madison, Indiana, Dr. Lopez is a graduate of Indiana University, obtained his medical degree from Indiana School of Medicine and served his residency in Radiation

Oncology at the University of Illinois. He serves on the Board of Directors of the Boyd County chapter of the American Cancer Society, a position he has held since 1989. He is past President of the Boyd County Medical Society, having served two terms as President. He is a member of the Board of Directors for the Association of Free Standing Radiation Oncology Centers, of which he is currently President, and is Chief of the Department of Specials at King's Daughters' Medical Center in Ashland, Kentucky. Dr. Lopez is also President of Liberty Holding Co., a real estate company in Ashland, Kentucky.

     Robert B. Keifer, Jr. Mr. Keifer is the principal of ESP, an investment consulting firm based in Ashland, Kentucky, a position he has held since 1992. From 1992 to 1994, Mr. Keifer also served as a consultant to Equal Opportunity Finance, a minority small business investment company. Mr. Keifer is a retired group vice-president of Ashland Petroleum Company, an operating division of Ashland, Inc., where he was employed from 1966 to 1992. Mr. Keifer also serves on the Board of Directors of Community Hospice.

     David A. Lang. Mr. Lang is Kentucky Region Director for American Electric Power, a position he has held since January 1996. Prior to such time, he was an Electrical Systems Director for Kentucky Power Company, a subsidiary of American Electric Power Company, a position he held from July 1995 to January 1996. Mr. Lang has been employed by American Electric Power since 1965 and has held a variety of positions, including Executive Assistant from May 1990 to June 1995. Mr. Lang is a Registered Professional Engineer in the Commonwealth of Kentucky. Mr. Lang is also a director of the Chamber of Commerce of Boyd and Greenup Counties and co-chair of the Conference Board's USA Quality Council V.

     Robert L. Bayes. Mr. Bayes is currently President and Chief Executive Officer of Paintsville Bank and Executive Vice President of the Company. Mr. Bayes previously served as President of Paintsville Bank beginning in 1983. A Certified Public Accountant, Mr. Bayes holds a B.S. in Business Administration from Berea College, attended graduate school at the University of Kentucky and holds a graduate banking degree from Stonier Graduate School of Banking at Rutgers University. Mr. Bayes is a member of the American Institute of CPA's and Kentucky Society of CPA's, a director of the Paintsville/Johnson County Chamber of Commerce and Chairman of the Mayo State Vocational-Technical School Foundation. Mr. Bayes is also a member of the Mayo State Vocational-Technical School Advisory Committee.

     A. Bruce Addington. Mr. Addington was appointed to the Board of Directors of the Company in April 1998. Mr. Addington is Vice President of Addington Enterprises, Inc., and co-founder and Secretary of Addington Exploration, Inc. and part owner of Belize River Fruit. Addington Enterprises, Inc. is a coal mining company headquartered in Ashland, Kentucky with operations in Eastern Kentucky and Tennessee. Addington Exploration, Inc. is an oil and gas company involved in exploration, production and sales.

     Everett B. Gevedon, Jr. Mr. Gevedon has served as real estate consultant to corporations and individuals throughout the eastern United States for the past 16 years. Prior to such time, he was a general real estate appraiser and involved in real estate sales.

     Robert A. Moyer, Jr. Mr. Moyer is Chairman and Chief Executive Officer of RAM Technologies, Inc., an Ashland, Kentucky based multi-faceted communications and technology company. Mr. Moyer has held this position since he founded the company in 1976.

     John W. Clark. Mr. Clark has been the President and Chief Executive Officer of John W. Clark Oil Co., a company engaged in the distribution and sale of petroleum products since its founding in 1970. In addition, he has been the President of JRB, Inc., a common carrier trucking company, since 1977; Clark's Pump N Stop, a convenience store, since 1978; B.J. Aviation, an airplane leasing company, since 1990; and John W. Clark Enterprises, a real estate development and holding company, since 1987.

Board of Directors' Meetings and Committees

     Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors of the Company held 13 meetings during the fiscal year ended March 31, 1998. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the fiscal year.

     The Board of Directors of the Company has standing Executive, Audit, Compensation and Nominating Committees.

     The Executive Committee is comprised of Directors Reynolds, Barbour, Keifer and Gevedon. This committee meets on an as needed basis to act on matters arising between Board meetings. This committee did not meet during fiscal 1998.

     The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. Directors Keifer, Reynolds, Lang and Lopez are the current members of this committee. The committee met four times during fiscal 1998.

     The Compensation Committee establishes the Company's compensation policies and reviews compensation matters and administers the Company's stock-based plans. The current members of this Committee are Directors Moyer, Lang, Reynolds and Clark. The committee held four meetings during fiscal 1998.

     The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of members selected by the Chairman. This committee did not meet during fiscal 1998 as its function was performed by the entire Board of Directors. While the Board of Directors will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations.

Director Compensation

     Director Fees. During fiscal 1998, each non-employee director of the Board of Directors of the Company received a monthly fee of $200. During fiscal 1998, each non-employee director of Classic Bank received a monthly fee of $400 and the Chairman of the Board of Classic Bank received an additional $2,100 per quarter. Each director of Paintsville Bank who was not an employee of Paintsville Bank (including Mr. Barbour) also received a monthly fee of $400 during fiscal 1998. Directors did not receive any additional compensation during fiscal 1998 for committee meetings attended.

         For fiscal 1999, the monthly fees for service on the Boards of Directors of the Company, Classic Bank and Paintsville Bank are $600, $250 and $400, respectively. For fiscal 1999, directors of Classic Bank also receive $50 for each committee meeting attended. Directors of the Company who also serve as directors of Classic Bank do not receive compensation for their service on the Classic Bank Board. Effective April 1998, for his service as a director of Paintsville Bank, Mr. Barbour receives a salary of $668 per month.

     Retirement Plan. Classic Bank maintains a Director Retirement Plan for the benefit of Classic Bank's outside directors. This plan provides a retirement benefit equal to one-half of the monthly compensation paid to current directors for a period not to exceed the earlier of the number of months of service as a director or his death. A director must have served on the Board of Directors for a minimum of ten years and until age 65 in order to participate in the plan. For the fiscal year ended March 31, 1998, Classic Bank's contribution to this plan totaled $16,423.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or accrued by Classic Bank for services rendered by the Company's and Classic Bank's President and Chief Executive Officer. No executive officer of the Company had aggregate compensation (salary plus bonus) in excess of $100,000 during fiscal 1998.

====================================================================================================================================
                                                     SUMMARY COMPENSATION TABLE
====================================================================================================================================
                                                                                         Long-Term Compensation
                                                                                     ----------------------------
                                                    Annual Compensation                   Awards         Payouts
                                              ---------------------------------     -------------------  -------
                                                                   Other Annual     Restricted  Options/   LTIP
                                    Fiscal     Salary      Bonus   Compensation       Stock       SARs    Payouts      All Other
    Name and Principal Position      Year       ($)         ($)        ($)           Award($)     (#)       ($)     Compensation($)
------------------------------------------------------------------------------------------------------------------------------------
  David B. Barbour, President and    1998      $98,000    $17,981      (1)               ---      ---       ---      $78,692.00(3)
   Chief Executive Officer and       1997       96,632        ---      (1)         142,995(2)  33,062       ---       63,340.38(3)
   Director                          1996       83,743        ---      (1)               ---      ---       ---       39,564.18(3)

====================================================================================================================================

----------------
(1) Mr. Barbour has not received any additional benefits or perquisites which, in the aggregate, have exceeded 10% of both his salary and bonus or $50,000.

(2) Represents the dollar value of 13,225 shares of restricted stock awarded under the RRP, based on the $10.8125 closing price per share of the Common Stock on the Nasdaq Stock Market on July 29, 1996, the date of grant. Based on the $20.00 closing price per share of the Common Stock on the Nasdaq Stock Market on March 31, 1998, the aggregate value of the 10,580 shares of restricted stock held by Mr. Barbour as of that date was $211,600.

(3) Includes, for 1998, 1997 and 1996, respectively, country club membership fees of $0, $2,040 and $2,040 paid by Classic Bank on behalf of Mr. Barbour, contributions made pursuant to the Supplemental Executive Retirement Agreement between Classic Bank and Mr. Barbour of $10,166, $11,057 and $17,931, Classic Bank's contribution to Mr. Barbour's account under the ESOP of 2,885, 3,161 and 1,726 shares of Common Stock based upon per share market values of $20.00, $13.375 and $11.13 on March 31, 1998, 1997 and 1996 and life insurance premiums paid by Classic Bank on behalf of Mr. Barbour of $6,026, $5,565 and $383. Amounts for 1998 and 1997 also include $4,800 and $2,400, respectively, in fees received by Mr. Barbour for his service as a director of Paintsville Bank.


         The following table provides information as to stock options exercised by the President and Chief Executive Officer during the fiscal year ended March 31, 1998, and the value of the options held by the President and Chief Executive Officer on March 31, 1998.

===================================================================================================================
                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                            OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                            Number of
                                                            Securities                         Value of
                                                            Underlying                       Unexercised
                                                            Unexercised                      In-the-Money
                                                            Options at                       Options at
                                                             FY-End (#)                       FY-End ($)
                             Shares                  --------------------------------------------------------------
         Name               Acquired       Value
                           on Exercise    Realized   Exercisable    Unexercisable    Exercisable      Unexercisable
                              (#)           ($)          (#)             (#)             ($)              ($)(1)
-------------------------------------------------------------------------------------------------------------------
David B. Barbour              ---          $ ---        6,612           26,450         $60,748           $243,009

===================================================================================================================

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options held based upon the exercise prices of the option ($10.8125 per share) and the closing price of $20.00 per share of the Common Stock as reported on the Nasdaq Stock Market on March 31, 1998.

Employment Agreement

     Classic Bank has entered into an employment agreement with Mr. Barbour providing for an initial term of three years. The employment agreement became effective upon completion of Classic Bank's conversion from mutual to stock form and provides for an annual base salary in an amount not less than Mr. Barbour's then-current salary and provides for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of Classic Bank. The agreement also provides for termination upon the employee's death, for cause or in certain events specified by the regulations of the Office of Thrift Supervision. The employment agreement is also terminable by Mr. Barbour upon 90 days' notice to Classic Bank.

     The employment agreement provides for payment to President and Chief Executive Officer Barbour of an amount equal to 299% of his five-year average base compensation, where employment involuntarily terminates in connection with a "change in control" of Classic Bank or within twelve months thereafter. If the employment of Mr. Barbour had been terminated as of March 31, 1998 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $277,000. The agreement also provides for the continued payment of Mr. Barbour's health benefits for the remainder of the term of his contract in the event he is involuntarily terminated in the event of change in control.

Supplemental Executive Retirement Agreement

     Classic Bank entered into a non-qualified Supplemental Executive Retirement Agreement (the "Agreement") with Mr. Barbour which provides for the payment of a monthly supplemental retirement benefit equal to up to 24% of his average monthly compensation during the three highest 12-month periods prior to retirement. Such benefit shall be payable upon normal retirement at age 65 or, under certain circumstances, after age 55 if his termination is without cause. Upon the employee's death, 50% of the amount payable under the Agreement shall be payable to his spouse until her death. The amount contributed by Classic Bank pursuant to the Agreement on behalf of Mr. Barbour is included in the Summary Compensation Table.

Certain Transactions

     Classic Bank and Paintsville Bank follow policies of granting loans to their respective (and the Company's) directors, officers and employees. The loans by Classic Bank and Paintsville Bank to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with each institution's respective underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans by Classic Bank and Paintsville Bank to all of their (and the Company's) respective directors and executive officers and the associates of such directors and executive officers, including outstanding balances and commitments, totaled $4.7 million at March 31, 1998, which was 23.5% of the Company's stockholders' equity at that date. At March 31, 1998, there were no loans by Classic Bank or Paintsville Bank to any director or executive officer (or any affiliate of such director or executive officer) of the Company or of Classic Bank or Paintsville Bank, made at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were met.

              PROPOSAL II--APPROVAL OF THE CLASSIC BANCSHARES, INC.
                   1998 PREMIUM PRICE STOCK OPTION GROWTH PLAN

     The Company's Board of Directors has adopted the Classic Bancshares, Inc. 1998 Premium Price Stock Option Growth Plan (the "Stock Option Growth Plan"), subject to approval by the Company's stockholders at the Meeting. Under the terms of the Stock Option Growth Plan, the exercise price of a stock option or Right (as defined below) must equal at least 110% of the market value per share of the Common Stock as of the date of grant of such option or Right.

     The purpose of the Stock Option Growth Plan is to promote the long-term interests of the Company and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Company and its corporate affiliates.

     At June 15, 1998, of the 132,500 shares of Common Stock available for awards under the Company's 1996 Option Plan, only 5,976 shares remained. Without approval of the Stock Option Growth Plan, the Company will soon be unable to award any additional stock options, which the Board of Directors believes is an essential form of compensation to attract and retain directors, officers and employees. The Board of Directors further believes that the Company's ability to acquire other companies may be severely impaired if the Company is unable to award stock options to the key executives and employees of such other companies. Accordingly, the Board of Directors unanimously recommends approval of the Stock Option Growth Plan by the Company's stockholders.

     The complete text of the Stock Option Growth Plan is attached as Appendix A to this Proxy Statement. The principal features of the Stock Option Growth Plan are summarized below.

General

     The Stock Option Growth Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("Limited SARs" and together with SARs, "Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Growth Plan, as the committee administering the Stock Option Growth Plan may determine.

     The maximum number of shares of Common Stock with respect to which awards may be made under the Stock Option Growth Plan is 50,000 shares, subject to adjustment as described below. See "Effect of Merger and Other Adjustments." Shares of Common Stock subject to an award under the Stock Option Growth Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Growth Plan.

Administration

     The Stock Option Growth Plan is administered by a committee (the "Committee") of two or more members, each of whom must be a "Non-Employee Director" (as defined in the Stock Option Growth Plan). The Committee generally has sole and complete authority and discretion to: (i) select participants and grant awards; (ii) determine the number of shares to be subject to types of awards generally, as well as to individual awards granted under the Stock Option Growth Plan; (iii) determine the terms and conditions upon which awards shall be granted under the Stock Option Growth Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Stock Option Growth Plan, interpret the Stock Option Growth Plan, and make all determinations deemed necessary or advisable for the administration of the Stock Option Growth Plan.

Eligibility

     Any director, advisory director, director emeritus, officer or employee of the Company or any corporate affiliate thereof is eligible to participate in the Stock Option Growth Plan, which currently includes approximately 75 persons. Participants will be selected by the Committee based on their capacity for contributing to the successful performance of the Company or its corporate affiliates.

Award Descriptions

     The Stock Option Growth Plan authorizes the Committee to grant the following awards:

     Stock Options. The Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or stock options not intended to qualify as such ("NonQualified Stock Options"). Incentive Stock Options may be granted only to employees of the Company and its corporate affiliates.

     The term of a stock option granted under the Stock Option Growth Plan may not exceed 10 years from the date of grant. The term of an Incentive Stock Option granted to any individual owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and its corporate affiliates may not exceed five years from the date of grant.

     The exercise price and the manner, time and rate of exercise of each stock option are determined by the Committee, provided that the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant of the option. The exercise price may be paid in cash, shares of Common Stock or a combination of both.

     Stock Appreciation Rights. The Committee is authorized to award SARs, each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of Common Stock or cash or a combination thereof, as the Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Common Stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares of Common Stock underlying the SAR. A SAR may be related to an option or granted independently of an option.

     The term of a SAR may not exceed ten years from the date of grant. The Committee will determine the exercise price and the manner, time and rate of exercise of each SAR, provided that (i) the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant and
(ii) an option related to a SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options. SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

     Limited SARs. At the time of grant of an option or SAR to any participant, the Committee may also grant to such participant a Limited SAR which is related to such option or SAR. A Limited SAR will be exercisable only during the period beginning on the first day following and ending on the forty-fifth day following the expiration date of any tender or exchange offer for shares of the Common Stock, other than by the Company, whereby 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid upon exercise of a Limited SAR will be the excess of either (a) the market value per share of the Common Stock on the date of exercise, or (b) the highest price per share paid pursuant to the offer, as provided by the Committee in its discretion at the time of grant, over the exercise price of the Limited SAR. Payment upon exercise of a Limited SAR will be in cash. Upon exercise of a Limited SAR, any related option or SAR will cease to be exercisable to the extent of the shares with respect to which the Limited SAR was exercised.

     As with stock options and SARs, the exercise price of a Limited SAR may not be less than 110% of the market value per share of the Common Stock on the date of grant and the term of a Limited SAR may not exceed ten years from the date of grant. An option related to a Limited SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options.

Termination of Service

     Unless the Committee provides otherwise in the applicable instrument evidencing the grant, in the event of the cessation of a participant's "continuous service" (as defined in the Stock Option Growth Plan) to the Company or an affiliate thereof at a time when the participant is eligible for "retirement" (as defined in the Company's Employee Stock Ownership Plan"), the participant may exercise an option or Right theretofore granted to such participant within a period of two years from the date of cessation of continuous service to the extent the option or Right was exercisable by the participant at the date of such cessation (but in no event after the expiration date of the award). In the event of the cessation of a participant's continuous service due to death or disability, then unless the Committee provides otherwise in the applicable instrument evidencing the grant, all Rights and options theretofore granted to the participant and not fully exercisable shall become exercisable in full upon the occurrence of such event and shall remain so exercisable for a period of two years following such date (but in the case of the participant's death, in no event later than ten years from the date of grant of such option or Right). If the continuous service of a participant is terminated for any reason other than death, disability or after becoming eligible for retirement, all rights under any option or Right held by such participant will expire immediately upon the effective date of such termination.

     In the event of the death of a participant while in continuous service with the Company or any corporate affiliate thereof, or within the two year period following cessation of continuous service due to disability or while the participant is eligible for retirement, an exercisable option or Right theretofore awarded to the participant will continue to be exercisable for two years, to the extent exercisable by the participant immediately prior to his death, but in no event later than ten years after grant. Following the death of any participant, the Committee may, as an alternative means of settlement of an option, elect to pay to the person to whom the option has been transferred an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the aggregate exercise price.

Transferability of Awards

     An Incentive Stock Option awarded under the Stock Option Growth Plan may be transferred only upon the death of the participant to whom it has been granted, by will or by the laws of inheritance. An award other than an Incentive Stock Option may be transferred upon the death of the participant by will or the laws of inheritance or during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted under the Stock Option Growth Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Company (except to the extent that dissenting stockholders may be entitled to receive the appraised or fair value of their holdings under applicable law), any participant to whom a stock option or Right has been granted will have the right (subject to other provisions of the Stock Option Growth Plan) upon exercise of the option or Right to an amount equal to the excess of the fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination in respect of the shares covered or represented by the stock option or Right over the exercise price of the option or Right multiplied by the number of shares with respect to which the option or Right has been exercised. Such amount may be payable in (i) cash, (ii) in the consideration receivable in the merger, consolidation or combination or (iii) in a combination thereof, all in the discretion of the Committee.

     In addition, in the event of a tender or exchange offer for shares of Common Stock (other than an offer made by the Company or an affiliate thereof) or if stockholders of the Company approve a transaction pursuant to which the Company will cease to be an independent publicly-owned entity or pursuant to which substantially all of its assets will be sold, unless the Committee shall have otherwise provided in the applicable award agreement, all outstanding stock options and SARs not fully exercisable will become exercisable in full and remain so for a period of 60 days, after which they will revert to being exercisable in accordance with their terms. However, no stock option or SAR previously exercised or terminated shall be exercisable.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Growth Plan or any portion thereof but may not (except for adjustments upon certain changes in the capitalization of the Company), without the prior approval of the Company's stockholders, make any amendment which would (i) increase the aggregate number of shares of Common Stock which may be awarded under the Stock Option Growth Plan, (ii) materially increase the benefits accruing to participants; (iii) materially change the requirements as to eligibility for participation in the Stock Option Growth Plan; or (iv) change the class of persons eligible to participate in the Stock

Option Growth Plan. Unless sooner terminated, the Stock Option Growth Plan shall continue in effect for a term of ten years, commencing upon its ratification by the Company's stockholders.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Growth Plan will have the following consequences:

     (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     (2) The exercise of a stock option which is an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax applies only when it exceeds the regular income tax. If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the Incentive Stock Option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. Upon such an event, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, recognized by the participant, provided the Company meets its federal tax withholding obligations. The participant will also recognize a capital gain or loss in an amount equal to the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise. The Company will not be entitled to a corresponding deduction for such capital gain or loss. If the shares are held by the participant for one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price. The Company will not be entitled to a corresponding deduction for such capital gain or loss. Long term capital gains for shares held between one year and 18 months are currently taxed at a maximum rate of 28%. Shares held for longer than 18 months are currently taxed at a maximum rate of 20%.

     (3) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the
Non-Qualified Stock Option. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of a NonQualified Stock Option, provided the Company meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of a Non-Qualified Stock Option, any appreciation or depreciation in value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. The Company will not be entitled to a corresponding deduction for such capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the participant held the shares for more than one year following exercise of the Non-Qualified Stock Option.

     (4) The exercise of a Right will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. Upon such an event, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, recognized by the participant, provided the Company meets its federal tax withholding obligations.

Awards Under the Stock Option Growth Plan

         No awards have been made under the Stock Option Growth Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE STOCK OPTION GROWTH PLAN.

             PROPOSAL III - RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors of the Company has appointed Smith, Goolsby, Artis & Reams, P.S.C., independent accountants, to be the Company's auditors for the fiscal year ending March 31, 1999. Representatives of Smith, Goolsby, Artis & Reams, P.S.C. are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SMITH, GOOLSBY, ARTIS & REAMS, P.S.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 344 Seventeenth Street, Ashland, Kentucky 41101, no later than February 26, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company, Classic Bank or Paintsville Bank may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Regan & Associates to assist in the solicitation of proxies for a fee of $2,750, plus reasonable out-of-pocket expenses not to exceed $1,250.


Ashland, Kentucky
June 26, 1998

                                                                      APPENDIX A

                            CLASSIC BANCSHARES, INC.

                   1998 PREMIUM PRICE STOCK OPTION GROWTH PLAN


     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee referred to in Section 3 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, Continuous Service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, Continuous Service shall mean availability to perform such functions as may be required of such persons.

     "Corporation" - means Classic Bancshares, Inc., a Delaware corporation.

     "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a

Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right. In all cases, the Exercise Price of an Option or Right shall equal at least 110% of the Market Value of the Shares subject to such Option or Right on the date of grant thereof.

     "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

     "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

     "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not receive remuneration from the Corporation in any capacity other than as a director, except "De Minimis Remuneration" as defined in the rules promulgated pursuant to Section 162(m) of the Code; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

     "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is not intended to qualify under Section 422(b) of the Code.

     "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

     "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" - means the 1998 Premium Price Stock Option Growth Plan of the Corporation.

     "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

     "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

     "Shares" - means the shares of common stock of the Corporation.

     "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees, of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

     5.  Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 50,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than 110% of the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

     Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

     7. Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. In no event shall an Option or Right granted under the Plan be exercisable after its expiration date.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service as a result of termination of employment at a time when the Participant is eligible for Aretirement,@ as defined in the Corporation=s employee stock ownership plan, such Participant may, but only within the period of two years immediately succeeding such cessation of

     Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation; provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of two years following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for any reason other than death or after becoming eligible for Aretirement,@ as defined above, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the two-year period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of two years succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

(e) Notwithstanding the provisions of subparagraphs (c) and (d) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.


     8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock

Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110% of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

     9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other

Rights which are Related to Incentive Stock Options were Incentive Stock Options. A Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

     A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

     For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

     11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     12.  Effect  of  Merger.  In the  event  of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     13. Effect of Change in Control. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation or an Affiliate) is commenced, or if the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Corporation or an Affiliate, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Stock Appreciation Right, all Options and Stock Appreciation Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty days following such date, after which they shall revert to being exercisable in accordance with their terms; provided, however, that no Option or Stock Appreciation Right which has previously been exercised or otherwise terminated shall become exercisable; provided further, that the acceleration of exercisability of an Award under this Section 13 shall not be applicable if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor thereto), and operation of this Section 13 would otherwise violate Paragraph 47(c) thereof.

     14. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

     15. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     16. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     17. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

     18. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     19. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 18 hereof.

REVOCABLE PROXY                                                  REVOCABLE PROXY
                            CLASSIC BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDER
                                  July 27, 1998


     The undersigned hereby appoints the Board of Directors of Classic Bancshares, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the corporate headquarters of RAM Technologies, Inc., located at 1516 Bath Avenue, Ashland, Kentucky, on July 27, 1998 at 3:00 p.m. Ashland, Kentucky time, and at any and all adjournments and postponements thereof.

--------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" the election of all nominees listed in Item I below and "FOR" the proposals listed in Items II and III below.

I  -  The   election   as   directors  of  all
      nominees  listed below (except as marked
      to the contrary)                            FOR - |_|     VOTE WITHHELD - |_|
      C. CYRUS REYNOLDS,  DAVID B. BARBOUR AND
      JEFFREY P. LOPEZ, M.D.

            (To withhold authority to vote for any individual nominee
                         strike out that nominee's name)

II -  The approval of the  Classic Bancshares,
      Inc. 1998  Premium  Price  Stock  Option
      Growth Plan                                  FOR - |_|     AGAINST - |_|            ABSTAIN - |_|

III - The  ratification of the appointment of
      Smith, Goolsby, Artis & Reems, P.S.C. as
      auditors for the  Company for the fiscal
      year ending March 31, 1998.                  FOR - |_|     AGAINST - |_|            ABSTAIN - |_|

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTION ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND THE PROPOSALS LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                  (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------
This Proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of this Proxy) if this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                    The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders for the fiscal year ended March 31, 1998.

                    Dated ________________________________________________, 1998

                    ____________________________________________________________
                    Signature of Stockholder

                    ____________________________________________________________
                    Signature of Stockholder

                    Please sign exactly as yor name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares ae held jointly, each holder should sign.

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE